J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments

June 30, 2022

(Unaudited)

			% of
			Members’
Investment Funds (a)	Cost ($)	Value ($)	Capital	Liquidity (b)

Event Driven
Antara Capital Onshore Fund LP (c)	7,750,000	6,735,442	2.85	Quarterly
HG Vora Special Opportunities Fund, L.P. (c)	9,867,069	10,836,034	4.58	Quarterly
PSAM WorldArb Partners, L.P. (c)	5,100,000	4,652,109	1.96	Quarterly
Sculptor Enhanced Overseas Fund, Ltd. (c)	9,286,671	7,991,658	3.38	Quarterly
Third Point Partners Qualified, L.P. (c)	5,946,291	8,165,275	3.45	Quarterly
Varde Credit Partners (Offshore), Ltd. (c)	8,081,190	8,619,677	3.64	Quarterly

Total	46,031,221	47,000,195	19.86

Long/Short Equities
BlackRock Emerging Frontiers Fund, Ltd. (c)	7,600,000	9,441,272	3.99	Monthly
Coatue Qualified Partners, L.P. (c)	4,852,742	9,559,093	4.04	Quarterly
Echo Street GoodCo New World, LP (c)	3,850,000	3,042,172	1.28	Quarterly
Echo Street Goodco Select, LP (c)	6,283,612	6,432,478	2.72	Monthly
Lakewood Capital Partners, L.P. (c)	9,799,317	10,571,812	4.47	Quarterly
Redmile Capital Fund LP (c)	7,850,000	5,955,251	2.52	Quarterly
RTW Onshore Fund One, LP (c)	3,800,000	1,953,379	0.82	Quarterly
Two Sigma China Core Equity Fund, LP (c)	6,300,000	5,685,393	2.40	Monthly

Total	50,335,671	52,640,850	22.24

Opportunistic/Macro
Brevan Howard, L.P. (c)	10,786,428	16,599,118	7.01	Monthly
D.E. Shaw Oculus Fund, LLC (c)	12,168,868	25,357,314	10.71	Quarterly
Kirkoswald Global Macro Fund LP (c)	6,500,000	9,018,935	3.81	Quarterly

Total	29,455,296	50,975,367	21.53

Relative Value
Aristeia Partners, L.P. (c)	2,600,000	2,587,252	1.09	Quarterly
D.E. Shaw Composite Fund, LLC	14,580,327	34,074,196	14.40	Quarterly
Galton Agency MBS Offshore Fund, Ltd. (c)	6,500,000	6,224,962	2.63	Monthly
King Street Capital, L.P. (c)	82,342	128,840	0.05	Side Pocket*
LibreMax Partners, L.P. (c)	4,479,431	4,422,683	1.87	Quarterly
Magnetar Capital Fund, L.P.	1,154	1,067	0.00 (d)	Side Pocket*
Magnetar Risk Linked Fund (US), Ltd.	116,513	37,143	0.02	In Liquidation**
Magnetar SPV, LLC	325	—	0.00 (d)	In Liquidation**
Mariner Atlantic Multi-Strategy Fund, L.P. (c)	2,500,000	2,601,456	1.10	Quarterly
SPF Securitized Products Fund L.P. (c)	3,550,000	4,013,181	1.70	Quarterly
Two Sigma Spectrum US Fund, L.P. (c)	18,042,774	25,787,988	10.89	Quarterly

Total	52,452,866	79,878,768	33.75

Total Investments in Investment Funds	178,275,054	230,495,180	97.38

The accompanying notes are an integral part of the Schedule of Investments.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

June 30, 2022

(Unaudited)

				% of
				Members’
Registered Investment Companies	Cost ($)		Value ($)	Capital	Liquidity

Short-Term Investment
JPMorgan U.S. Government Money Market Fund,
Institutional Class Shares, 1.31% (e),(f)	3,097,429		3,097,429	1.31	Daily

Total Investments in Registered Investment Companies	3,097,429		3,097,429	1.31

Total Investments	181,372,483	†	233,592,609	98.69

Other Assets, less Liabilities			3,091,813	1.31

Members’ Capital			236,684,422	100.00

(a)	Non-income producing investments.
(b)	Certain funds (except registered investment companies) may be subject to an initial lock-up period.
(c)	Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit. The aggregate value of collateral pledged for the line of credit is $196,382,774.
(d)	Amount rounds to less than 0.005%.
(e)

Investment in affiliate. The Fund holds 3,097,429 shares in the JPMorgan U.S. Government Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(f)	The rate shown is the current yield as of June 30, 2022.
*	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.
**

The Investment Fund is in the process of ceasing its operations or has created a special purpose vehicle to handle the orderly disposition of the underlying assets, which may result in J.P. Morgan Access Multi-Strategy Fund, L.L.C.’s delayed receipt of redemption proceeds.

†	Aggregate cost for U.S. federal income tax purposes is substantially the same.

The accompanying notes are an integral part of the Schedule of Investments

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

June 30, 2022

(Unaudited)

Investment Strategy as a Percentage of Total Investments***

Event Driven	20.11%
Long/Short Equities	22.54%
Opportunistic/Macro	21.82%
Relative Value	34.20%
Registered Investment Companies	1.33%

Total	100.00%

Management agreements of the general partners/managers of the investment funds (excluding registered investment companies) provide for compensation to such general partners/managers in the form of management fees ranging from 0.0208% to 3% annually of Members’ Capital and incentives of 0% to 35% of net profits earned.

*** The percentages on this page are based on Total Investments. The percentages on the Schedule of Investments differ as they are based on the Members’ Capital.

The accompanying notes are an integral part of the Schedule of Investments

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Schedule of Investments June 30, 2022 (Unaudited)

1. Valuation of Investments

The valuation of the investments is in accordance with U.S. generally accepted accounting principles (“GAAP”) and the J.P. Morgan Access Multi-Strategy Fund, L.L.C.’s (the “Fund”) valuation policies set forth by and under the supervision and responsibility of the Board of Directors (the “Board”), which established the following approach to valuation, as described more fully below. The Fund values its investments in Investment Funds at fair value. Fair value as of each month-end ordinarily is the net asset value (“NAV”) determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

J.P. Morgan Private Investments Inc. (“JPMPI” or the “Administrator”), a corporation formed under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), has established the J.P. Morgan Access Multi-Strategy Funds’ Valuation Committee (“VC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The VC oversees and carries out the policies for the valuation of investments held in the Fund as described in detail below. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the VC and the Board.

On a monthly basis, the NAV is used to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Administrator believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Administrator would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets,” sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid investments, the Fund might not be able to fully liquidate its investment without considerable delay. In such cases, the value of its investment could fluctuate during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Schedule of Investments June 30, 2022 (Unaudited) (continued)

Investments in affiliated and non-affiliated registered investment companies are valued at such fund’s NAV per share as of the valuation date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments or other significant observable inputs.

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The Fund’s investments in affiliated and non-affiliated registered investment companies, as disclosed on the Schedule of Investments, are designated as Level 1.

As of June 30, 2022, Investment Funds with a fair value of $230,495,180 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.